Non-current assets	12 Months Ended
Dec. 31, 2025
Non-current assets [abstract]
Non current assets [Text Block]
SECTION 3: NON-CURRENT ASSETS AT DECEMBER 31, 2025 AND 2024
This section includes the notes on non-current assets in the balance sheet, excluding deferred tax assets (Section 2) and financial derivatives (Section 5).
The main components of Ferrovial’s non-current assets at December 2025 are “Fixed assets in infrastructure projects” (Note 3.3), amounting to EUR 12,509 million (EUR 14,147 million in 2024), “Investments in Associates” (Note 3.5) totaling EUR 3,955 million (EUR 3,023 million in 2024) relating mainly to the investments in 407 ETR, IRB Developers, IRB Private InvIT and JFK NTO, and “Goodwill on consolidation” (Note 3.1) reaching EUR 412 million (EUR 500 million in 2024).
Investments in infrastructure projects

INVESTMENTS IN INFRASTRUCTURE PROJECTS (Million euro)	2025	2024
Opening balance at 01.01	14,147	13,495
Additions	153	87
Depreciation	(243)	(235)
Disposals	(14)	(14)
Exchange rate effect	(1,535)	814
Changes in the scope of consolidation and others	—	—
Closing balance at 12.31	12,509	14,147
The variation in 2025 is mainly due to the impact of the foreign exchange rate, which represents a decrease of EUR 1,535 million, mainly driven by the US dollar depreciation against the euro (Note 1.4).
Additions stood at EUR 153 million (EUR 87 million in 2024), is mainly related to the ultimate capacity works in North Tarrant Express, in the US.
The variation under this heading during 2024 reached EUR 652 million, mainly due to the EUR/US dollar foreign exchange rate effect and the accumulated depreciation.
Investments in Associates

INVESTMENTS IN ASSOCIATES (Million euro)	TOTAL 2025	TOTAL 2024
Balance at 12.31.24	3,023	2,038
Capital contribution	256	1,192
Share of profit/(loss)	258	238
Dividends	(492)	(357)
Foreign exchange differences	(385)	60
Derivatives	18	20
Net investment / (net disposals)	1,273	—
Other	4	(168)
Balance at 12.31.25	3,955	3,023
During 2025, the investment in associates heading increased by EUR 932 million on the back of the additional 5.06% stake acquired in 407ETR (EUR 1,273 million), the capital contributions in JFK NTO Airport (EUR 236 million), and the share of these companies’ profits (EUR 258 million), highlighting the 407 ETR results (EUR 217 million), partially offset by the negative exchange rate impact, derived from depreciation of the Indian rupee, Canadian dollar and US dollar (EUR -385 million).
During 2024, the investments in associates heading increased by EUR 985 million on the back of the capital contributions in JFK NTO Airport (EUR 469 million), the acquisition of 23.99% of IRB Private InvIT (EUR 710 million) described in Note 1.1.4, and the share of these companies’ profits (EUR 238 million), particularly the 407 ETR's results (EUR 188 million). Also worth mentioning is the effect on other movements of the 5% stake divestment in IRB Infrastructure Developers (EUR -77 million), the availability concession assets sold to Interogo Holding in October 2024 (EUR -70 million), and the sale of 24.78% stake in Grupo Serveo (EUR -21 million), partially offset by the derivatives impact (EUR 20).
Goodwill
The company recognizes goodwill for the consideration transferred in excess of the fair value of the net assets acquired in the context of business combinations, such as those that involve infrastructure projects.
In addition to the impact of the fluctuation in the US dollar exchange rate (note 1.4), the main change arises in the Construction business due to the recognition of a goodwill as a result of the acquisition of Powernet, offset by a decrease in Power Transmission Lines in Chile, reclassified to assets held for sale (Note 1.1.3), and in the Other segment due to the divestment of the mining service in Chile (Note 1.1.4).